       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2000

                                  DELIA*S INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   DELAWARE                         0-21869                        13-3914035
(STATE OR OTHER               (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION)                                                       NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                    10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING STATEMENTS (WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")). FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS; CHANGES IN CONSUMER SPENDING PATTERNS; THE CONDITION OF THE FINANCIAL MARKETS GENERALLY AND THE MARKET FOR OUR SECURITIES AND THOSE OF ITURF INC.; INCREASES IN THE COST OF MATERIALS, PRINTING, PAPER, POSTAGE, SHIPPING AND LABOR; TIMING AND QUANTITY OF CATALOG MAILINGS AND ELECTRONIC MAILINGS; CUSTOMER RESPONSE RATES; OPPORTUNITIES TO EXPAND AND THE ABILITY TO INCREASE COMPARABLE STORE SALES; CHANGES IN THE GROWTH RATE OF INTERNET USAGE AND ONLINE USER TRAFFIC LEVELS; LEVELS OF COMPETITION; DIFFICULTIES IN INTEGRATING ACQUISITIONS OF NEW BUSINESSES AND TECHNOLOGY; THE INTERPRETATION OF BY RELEVANT TAX AUTHORITIES OF CURRENT AND FUTURE TAX RULES AND REGULATIONS, INCLUDING RULES AND REGULATIONS GOVERNING CORPORATE REORGANIZATIONS; ABILITY TO LOCATE AND OBTAIN ACCEPTABLE STORE SITES AND LEASE TERMS OR RENEW EXISTING LEASES; ACCEPTANCE OF NEW RETAIL CONCEPTS; ADVERSE WEATHER CONDITIONS, CHANGES IN WEATHER PATTERNS AND OTHER FACTORS AFFECTING RETAIL STORES; AND OTHER FACTORS OUTSIDE OUR CONTROL. THESE FACTORS, AND OTHER FACTORS THAT APPEAR WITH THE FORWARD-LOOKING STATEMENTS, OR IN OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS OF DELIA*S INC. AND ITURF INC., INCLUDING DELIA*S INC.'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 29, 2000 AND ITURF INC.'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 29, 2000, COULD AFFECT OUR ACTUAL RESULTS
AND COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED
IN ANY FORWARD-LOOKING STATEMENTS MADE BY US, OR ON OUR BEHALF, IN THIS
REPORT.

Item 5. Other Events.

     On April 28, 2000, we entered into the Amended and Restated Credit Agreement with Congress Financial Corporation, which is attached hereto as
Exhibit 10.1. In connection with the execution of the Amended and Restated Credit Agreement, we also entered into a letter agreement regarding the distribution of iTurf shares held by dELiA*s Inc., a copy of which is attached hereto as Exhibit 10.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 Not Required

          (b)    PRO FORMA FINANCIAL INFORMATION

                 Not Required.

          (c)    EXHIBITS

         Exhibit 10.1 Amended and Restated Credit Agreement among dELiA*s Inc. and its Subsidiaries set forth on Schedule 1 thereto and Congress Financial Corporation dated April 28, 2000.

         Exhibit 10.2 Letter Agreement among dELiA*s Inc. and certain of its subsidiaries and Congress Financial Corporation dated April 28, 2000, regarding the Distribution of iTurf Shares.
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2000                                 dELiA*s Inc.


                                                   By: /s/ STEPHEN I. KAHN
                                                       -------------------------
                                                       Stephen I. Kahn
                                                       Chairman of the Board and
                                                       Chief Executive Officer